UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                 August 11, 2009


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                                   DEVRY INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                        1-13988                   36-3150143
(State of incorporation)        (Commission File Number)       (IRS Employer
                                                             Identification No.)


      One Tower Lane, Suite 1000
      Oakbrook Terrace, Illinois                                   60181
(Address of principal executive offices)                         (Zip Code)


                                 (630) 571-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


(b) Pursuant to the Restated Certificate of Incorporation (the "Certificate of Incorporation") of DeVry Inc. (the "Company"), the Board of Directors of the Company (the "Board") is divided into three classes of directors that serve staggered three year terms. The Certificate of Incorporation provides that each class of directors must have, as nearly as possible, one-third of the total number of directors serving on the Board.


     Each of Mr. Robert C. McCormack and Mr. Charles A. Bowsher notified the Company on August 11, 2009 that he would retire from the Board effective at the Company's annual meeting of stockholders scheduled for November 11, 2009 (the "2009 Annual Meeting"), and therefore, he would not stand for re-election to the Board at such meeting. Without Mr. McCormack and Mr. Bowsher, the Board would have the following composition: five Class I directors, three Class II directors and two Class III directors.


     In order to address the resulting imbalance in the size of the classes, on August 11, 2009, the Board nominated Lyle Logan for election to Class III at the 2009 Annual Meeting, and Mr. Logan confirmed he will relinquish his position as a Class I director in the event he is elected to Class III.


Important Additional Information to Be Filed with the Securities and Exchange Commission


     DeVry Inc. plans to file with the Securities and Exchange Commission a definitive proxy statement with a proxy card for the election of directors nominated by the board of directors. DEVRY INC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.


     DeVry Inc., its directors and named executive officers may be deemed to be participants in the solicitation of DeVry Inc.'s security holders in connection with its 2009 annual meeting of stockholders, which will be held on November 11, 2009. Security holders of DeVry Inc. may obtain information regarding the names, affiliations and interests of such individuals in DeVry Inc.'s Form 10-K for the fiscal year ending June 30, 2008 and filed with the Securities and Exchange Commission on August 27, 2008 and in DeVry Inc.'s definitive proxy statement that was filed with the Securities and Exchange Commission on October 10, 2008. Security holders of DeVry Inc. may also obtain additional information regarding the names, affiliations and interests of such participants by reading the definitive proxy statement in connection with DeVry Inc.'s 2009 annual meeting of stockholders when it becomes available.


     Investors and security holders will be able to obtain without charge copies of the Proxy Statement (when available) filed with the Securities and Exchange Commission by DeVry Inc. through the web site maintained by the Securities and Exchange Commission at http://www.sec.gov. Copies of the Proxy Statement (when available) filed with the Securities and Exchange Commission can also be obtained without charge by contacting Joan Bates, c/o DeVry Inc., One Tower
Lane, Oakbrook Terrace, IL 60181, or you can contact us by phone at 630-574-1949, or email at jbates@devry.com.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DEVRY INC.
                                        (Registrant)

Date: August 17, 2009                   By: /s/ Richard M. Gunst
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                                        Richard M. Gunst
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer